UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15 (d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
May 21, 2015

KILROY REALTY CORPORATION
(Exact name of registrant as specified in its charter)

Maryland	1-12675	95-4598246
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12200 W. Olympic Boulevard, Suite 200 Los Angeles, California		90064
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:
(310) 481-8400

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)    Compensatory Arrangements with Certain Officers.

Kilroy Realty Corporation (the “Company”) held its 2015 annual meeting of stockholders (the “Annual Meeting”) on May 21, 2015. At the Annual Meeting, the stockholders of the Company approved an amended and restated Kilroy Realty 2006 Incentive Award Plan (the “Plan”). The amended and restated Plan reflects an increase in the limit on the aggregate number of shares of the Company’s common stock that may be delivered pursuant to all awards granted under the Plan by an additional 1,200,000 shares so that the new aggregate share limit under the Plan is 8,320,000 shares. The amended and restated Plan also permits the Company to grant certain performance-based awards designed to satisfy the requirements for deductibility of compensation under Section 162(m) of the U.S. Internal Revenue Code through the first annual meeting of the Company’s stockholders that occurs in 2020.

The preceding summary is qualified in its entirety by reference to the text of the amended and restated Plan, which is filed as Exhibit 10.1 hereto and incorporated herein by reference.

Item 5.07    Submission of Matters to a Vote of Security Holders.

(a)	The Annual Meeting of the Company was held on May 21, 2015.

(b)    Set forth below are the voting results for the proposals considered and voted upon at the Annual Meeting.

Proposal 1:	Election of directors, each to serve until the Company’s 2016 annual meeting of stockholders and until his or her respective successor has been duly elected and qualified.

Nominee	For	Against	Abstain	Broker Non-Votes
John Kilroy	79,630,015	1,226,812	1,162,025	1,284,518

Edward Brennan, Ph.D.	80,260,722	1,748,700	9,430	1,284,518

Jolie Hunt	81,779,734	229,689	9,429	1,284,518

Scott Ingraham	81,348,912	660,511	9,429	1,284,518

Gary Stevenson	80,956,094	1,053,328	9,430	1,284,518

Peter Stoneberg	80,385,856	1,623,567	9,429	1,284,518

Proposal 2:	Approval of amendment and restatement of the Company's 2006 Incentive Award Plan, as amended.

For	Against	Abstain	Broker Non-Votes
77,344,297	4,658,662	15,893	1,284,518

Proposal 3:	Approval, on an advisory basis, of the compensation of the Company's named executive officers.

For	Against	Abstain	Broker Non-Votes
78,376,753	3,624,946	17,153	1,284,518

Proposal 4:	Ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2015.

For	Against	Abstain	Broker Non-Votes
81,871,980	1,424,793	6,597	0

Item 9.01    Financial Statements and Exhibits.

(a)	Financial statements of businesses acquired: None.

(b)	Pro forma financial information: None.

(c)	Shell company transactions: None.

(d)	Exhibits:

The following exhibits are filed with this Current Report on Form 8-K:

Exhibit No.	Description
10.1*	Kilroy Realty 2006 Incentive Award Plan
_______________
*    Filed herewith.

SIGNATURES

Pursuant to the requirements of the Exchange Act, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Kilroy Realty Corporation
Date: May 21, 2015

	By:	/s/ Heidi R. Roth
Heidi R. Roth Executive Vice President, Chief Accounting Officer and Controller